UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : October 3, 2007

ARCHSTONE-SMITH OPERATING TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-10272	90-0042860
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

9200 E. Panorama Circle, Suite 400, Englewood, CO		80112
(Address of principal executive offices)		(Zip Code)

(303) 708-5959

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

                In connection with the completion of the mergers of Archstone-Smith Trust (the “Company” or “Archstone-Smith”) and Archstone-Smith Operating Trust (the “Operating Trust”) with affiliates of Tishman Speyer Real Estate Venture VII, L.P. and Lehman Brothers Holdings Inc., as more fully discussed in Item 5.01 of this Current Report on Form 8-K, on October 5, 2007, the Operating Trust and U.S. Bank National Association, as trustee (“U.S. Bank”), entered into a Fourth Supplemental Indenture, dated as of October 5, 2007 (the “Fourth Supplemental Indenture”), to the Indenture, dated as of February 1, 1994, by and between the Operating Trust and U.S. Bank, as supplemented by the First Supplemental Indenture, dated as of February 2, 1994, the Second Supplemental Indenture dated as of August 2, 2004, and the Third Supplemental Indenture, dated as of July 14, 2006, with respect to the Operating Trust’s 4.00% Exchangeable Senior Notes due 2036 (the “Exchangeable Notes”).

                As a result of the holders of the Company’s common shares being entitled to receive the cash consideration described under Item 5.01 of this Current Report on Form 8-K, as required by the terms of the Exchangeable Notes, the Fourth Supplemental Indenture was entered into in order to provide for the exchange and settlement of the Exchangeable Notes at and after the effective time of the Operating Trust Merger (as defined in Item 5.01 of this Current Report on Form 8-K).

                The foregoing summary is qualified in its entirety by reference to the Fourth Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.02.                Termination of a Material Definitive Agreement

                On October 5, 2007, the Operating Trust issued a notice of redemption to holders of all of its 4.861% Notes due 2007, 6⅞% Notes due 2008, 3.00% Notes due 2008, 7.55% Notes due 2008, 6.95% Notes due 2008, 7% Notes due 2009, 7⅝% Notes due 2009, 7.15% Notes due 2010, 7.65% Notes due 2010, 5¼% Notes due 2010, 6½% Notes due 2012, 7.20% Notes due 2013, 7½% Notes due 2014, 5⅝% Notes due 2014, 5¼% Notes due 2015, 5¼% Notes due 2015, 8.10% Notes due 2015, 7.90% Notes due 2016, 5¾% Notes due 2016, 8.15% Notes due 2016, and 8.05% Notes due 2017 (collectively, the “1994 Indenture Notes”) to redeem all of the outstanding principal amounts of the 1994 Indenture Notes in accordance with the terms of the Indenture dated as of February 1, 1994, by and between the Operating Trust and U.S. Bank, as supplemented by the First Supplemental Indenture, dated as of February 2, 1994, and the Second Supplemental Indenture, dated as of August 2, 2004.  It is expected that the 1994 Indenture Notes will be redeemed on November 5, 2007 at an aggregate redemption price of approximately $2,470,624,080.20, which represents 107.83% of the aggregate principal amount of the 1994 Indenture Notes, inclusive of accrued and unpaid interest up to the date of redemption and a make-whole premium.

                Separately, on October 5, 2007, the Operating Trust issued a notice of redemption to holders of all of its 7.25% Notes due 2009 and 7.86% Notes due 2017 (together, the “1997 Indenture Notes”) in accordance with the terms of the Indenture, dated as of August 14, 1997, by and between the Operating Trust and U.S. Bank to redeem all of the outstanding principal amounts of the 1997 Indenture Notes.  It is expected that the 1997 Indenture Notes will be redeemed on November 5, 2007 at an aggregate redemption price of approximately $86,551,275.89, which represents 119.38% of the principal amount of the 1997 Indenture Notes, inclusive of accrued and unpaid interest up to the date of redemption and a make-whole premium.

                A copy of the press release issued by the Company relating to the redemption of the 1994 Indenture Notes and the 1997 Indenture Notes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

                The discussions set forth above under Items 1.01 and 1.02 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 3.03.                Material Modification to Rights of Security Holders.

                The discussion set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03 of this Current Report on Form 8-K.

Item 5.01.                Changes in Control of Registrant

                On October 4, 2007, the Operating Trust completed its merger with River Trust Acquisition (MD), LLC (the “Operating Trust Merger”) and certain other transactions contemplated by that certain Agreement and Plan of Merger, dated as of May 28, 2007, as amended by Amendment No. 1 thereto, dated as of August 5, 2007, by and among the Company, the Operating Trust, River Holding, LP, River Acquisition (MD), LP and River Trust Acquisition (MD), LLC (as amended, the “Merger Agreement”).  And in a separate transaction, on October 5, 2007, the Company completed its merger with and into Tishman Speyer Archstone-Smith Multifamily Series I Trust, an assignee of River Acquisition (MD), LP (the “Company Merger” and, together with the Operating Trust Merger, the “Mergers”), and certain other transactions contemplated by the Merger Agreement.  Tishman Speyer Archstone-Smith Multifamily Series I Trust, River Holding, LP, River Acquisition (MD), LP and River Trust Acquisition (MD), LLC are jointly controlled by affiliates of Tishman Speyer Real Estate Venture VII, L.P. and Lehman Brothers Holdings Inc.

                Under the terms of the Merger Agreement, in connection with the Company Merger, each of the Company’s common shares issued and outstanding immediately prior to the effective time of the Company Merger (other than shares held by the Company, the Company’s subsidiaries, River Acquisition (MD), LP or Tishman Speyer Archstone-Smith Multifamily Series I Trust, as assignee of River Acquisition (MD), LP) were converted into, and canceled in exchange for, the right to receive an amount in cash of $60.75 per common share, without interest and less applicable withholding taxes.

                Under the terms of the Merger Agreement, in connection with the Operating Trust Merger, holders of the Operating Trust’s Class A-1 common units will receive, for each such unit, one newly issued Series O Preferred Unit of the Operating Trust or, if they have timely and validly elected, a cash payment equal to $60.75, without interest and less applicable withholding taxes, for each Class A-1 common unit that they owned or a combination of Series O Preferred Units and the cash consideration.

                A copy of the press release issued by the Company relating to the closing of the Mergers is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

                On October 3, 2007, the Operating Trust filed with the State Department of Assessments and Taxation of the State of Maryland an articles supplementary for each of its Series O Preferred Units, Series Q Preferred Units and Series P-1 and P-2 Preferred Units to classify and set forth the terms of such Preferred Units that were to be issued in connection with the Operating Trust Merger. These articles supplementary were accepted for filing effective as of October 3, 2007.

                In addition, on October 4, 2007, shortly after the consummation of the Operating Trust Merger, the Operating Trust filed an amended and restated declaration of trust that will be the declaration of trust of the Operating Trust after the consummation of the Mergers. The amended and restated declaration of trust was accepted for filing as of October 4, 2007.

                The amended and restated declaration of trust of the Operating Trust, which includes the terms of its Series O Preferred Units, Series Q Preferred Units and Series P-1 and P-2 Preferred Units, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.  In addition, the description of the Series O Preferred Units under the section captioned “Description of the Series O Preferred Units”, the discussion of the differences in the material provisions of the amended and restated declaration of trust and the charter in effect immediately prior to the Operating Trust Merger under the section captioned “Comparison of Class A-1 Common Unitholders and Series O Preferred Unitholders”, and the description under the section captioned “Comparison of Preferred Unitholder Rights” of the Series Q and P-1 and P-2 Preferred Units and the material differences between such Preferred Units and the units outstanding immediately prior to the Operating Trust Merger for which such Preferred Units were issued in exchange are contained in the prospectus/information statement contained in the Operating Trust’s Amendment No. 2 to the Registration Statement on Form S-4 (No. 333-144717), filed with the Securities and Exchange Commission on August 7, 2007, and are hereby incorporated by reference.

Item 9.01                   Financial Statements and Exhibits

(d)   Exhibits

                The exhibits required by this item are set forth on the Exhibit Index attached hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHSTONE-SMITH OPERATING TRUST

Date: October 5, 2007	By:	/s/ Thomas S. Reif
		Name:	Thomas S. Reif
		Title:	Group Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Archstone-Smith Operating Trust Articles of Amendment and Restatement of the Declaration of Trust.

4.1

Fourth Supplemental Indenture, dated as of October 5, 2007, to the Indenture, dated as of February 1, 1994, by and between the Archstone-Smith Operating Trust and U.S. Bank National Association, as supplemented by the First Supplemental Indenture, dated as of February 2, 1994, the Second Supplemental Indenture dated as of August 2, 2004, and the Third Supplemental Indenture, dated as of July 14, 2006.

99.1	Press Release dated October 5, 2007 issued by Archstone-Smith Trust.